                                                                    EXHIBIT 99.2
================================================================================


                           COMMONWEALTH BANCORP, INC.


                                 ANNUAL MEETING
                                 APRIL 16, 2002


                              "BUILDING MOMENTUM"
                                                                             1

                               BUILDING MOMENTUM
                               EARNINGS PER SHARE
================================================================================

                                97              98              99              00              01
                            ----------      ----------      ----------      ----------      ----------
EPS                           $1.02           $0.73           $1.32           $1.39           $1.28
CORE CASH EPS                 $1.14           $1.14           $1.52           $1.71           $1.85

                               BUILDING MOMENTUM
                              DIVIDENDS PER SHARE
================================================================================

    97              98              99              00              01
----------      ----------      ----------      ----------      ----------
 $0.28            $0.32           $0.36           $0.44           $0.56

                               BUILDING MOMENTUM
                                 CORE CASH ROA
================================================================================

    97              98              99              00              01
----------      ----------      ----------      ----------      ----------
  0.81%            0.73%           0.92%           1.00%           1.11%

                               BUILDING MOMENTUM
                                 CORE CASH ROE
================================================================================

    97              98              99              00              01
----------      ----------      ----------      ----------      ----------
  8.41%            8.37%          11.20%          12.34%          12.52%

                               BUILDING MOMENTUM
                             AVERAGE CONSUMER LOANS
================================================================================

                    97              98              99              00              01
                ----------      ----------      ----------      ----------      ----------
MILLIONS          $178             $219            $277            $352            $385

   % OF
TOTAL LOANS        15%              16%             20%             25%             28%

                               BUILDING MOMENTUM
                            AVERAGE COMMERCIAL LOANS
================================================================================

                    97              98              99              00              01
                ----------      ----------      ----------      ----------      ----------
MILLIONS          $105             $122            $158            $212            $284

   % OF
TOTAL LOANS         9%               9%             12%             15%             20%

                               BUILDING MOMENTUM
                             AVERAGE CORE DEPOSITS
================================================================================

                    97              98              99              00              01
                ----------      ----------      ----------      ----------      ----------
MILLIONS          $796             $859            $956            $955            $997

     % OF
TOTAL DEPOSITS     52%              55%             61%             65%             68%

                               BUILDING MOMENTUM
                              NET INTEREST MARGIN
================================================================================

    97              98              99              00              01
----------      ----------      ----------      ----------      ----------
  3.36%            3.27%           3.67%           4.28%           4.56%

                               BUILDING MOMENTUM
                             FEE INCOME (EX COMNET)
================================================================================

                      97              98              99              00              01
                  ----------      ----------      ----------      ----------      ----------
MILLIONS            $9.2             $11.2          $12.7           $16.4           $18.7

                               BUILDING MOMENTUM
                           CORE EXPENSE/CORE REVENUE
================================================================================

    97              98              99              00              01
----------      ----------      ----------      ----------      ----------
  68.1%            70.2%           68.4%           67.3%           62.4%

                              BUILDING MOMENTUM
                              STOCK PERFORMANCE
================================================================================
                          [STOCK PERFORMANCE GRAPH]

                 12/96                           12/97
CMSB            100.00  101.30  110.14  121.54  134.67  144.96  156.55  105.48
S&P 500         100.00  102.70  120.59  129.61  133.32  151.88  156.88  141.30


                 12/98                           12/99
CMSB            107.32  105.35  125.05  119.58  117.15   90.18   85.18  104.80
S&P 500         171.34  179.87  192.53  180.53  207.35  212.07  206.43  204.44


                  12/00                             12/01   03/02
CMSB             112.37    121.13  132.21  153.59  166.03  187.25
S&P 500          188.46    166.17  175.90  150.13  166.16  166.61

================================================================================


                           COMMONWEALTH BANCORP, INC.


                               FIRST QUARTER 2002
                                FINANCIAL REVIEW

                                    EARNINGS
================================================================================


                                     1Q 2001          1Q 2002             % CHANGE
Net Income (Millions)                 $1.4             $4.3                211%
EPS (Diluted)                        $0.13            $0.43                231%
Return on Equity                     3.49%           11.65%


Core Cash Earnings (Millions)         $4.9             $5.2                  5%
Core Cash EPS (Diluted)              $0.45            $0.51                 13%
Core Cash ROE                       12.44%           13.93%

                              NET INTEREST INCOME
================================================================================


$ Millions                           1Q 2001          1Q 2002             % CHANGE
Core Net Interest Income               $18.4            $19.4                6%
Nonrecurring                            (0.5)             0.0
Net Interest Income                    $17.9            %19.4                8%


Core Net Interest Margin               4.41%             4.91%


Note: Fully taxable equivalent basis.

                              NONINTEREST INCOME
================================================================================

$ MILLIONS                  1Q 2001       1Q 2002          % CHANGE
Deposit Fees                   $3.0          $3.6              20%
Financial Services Fees         0.4           0.6              58%
Miscellaneous Income            0.7           0.8              19%
Mortgage Banking Income         1.4           0.1             (97%)
Total                          $5.5          $5.1              (9%)

                              OPERATING EXPENSES


===============================================================================

$ MILLIONS                  1Q 2001       1Q 2002          % CHANGE

Core Expenses                  $15.7        $14.9              (5%)
Amortization of Intangibles      1.2          1.2
Nonrecurring                     3.0          0.0
Total                          $19.9        $16.1             (19%)


Core Expense/Core Revenue       65.5%       61.1%

                                 CREDIT QUALITY
================================================================================

                                         97              98              99              00              01           1Q 02
                                     ----------      ----------      ----------      ----------      ----------     ----------
NON PERFORMING ASSETS/ASSETS           0.42%           0.49%           0.54%           0.57%           0.66%           0.60%
NET CREDIT LOSSES/AVERAGE LOANS        0.21%           0.21%           0.23%           0.33%           0.40%           0.47%

                                 RESERVE RATIO
================================================================================

  12/97           12/98           12/99           12/00           12/01           03/02
----------      ----------      ----------      ----------      ----------      ----------
  0.71%            0.71%           0.76%           0.78%           1.08%           1.17%

                               CAPITAL MANAGEMENT
================================================================================

                                         97              98              99              00              01            1Q 02
                                     ----------      ----------      ----------      ----------      ----------      ----------
CUMULATIVE SHARES
REPURCHASED (000'S)                    1,752           3,333           6,239           6,925           8,203            8,527

  RISK BASED
CAPITAL RATION                         13.4%           11.6%           11.3%           11.3%           10.6%            10.6%

==============================================================================




                          COMMONWEALTH BANCORP, INC.


                           SOUTHEAST PENNSYLVANIA'S
                            LEADING COMMUNITY BANK

                           [COMMONWEALTH BANK MAP]

                               STRATEGIC FOCUS
                               CONSUMER BANKING

==============================================================================

- SALES CULTURE
  - Test to Find the "Right" People
  - Incent to sell the "Right" Products

- PRODUCT EMPHASIS
  - Core Deposits (Checking, Savings, Money Market)
  - Consumer Loans
  - Investment Services

                               STRATEGIC FOCUS
                               CONSUMER BANKING

==============================================================================

- CONVENIENCE
  - 60 Branches, Including 21 in Supermarkets
  - Extended Hours at Many Branches
  - 24 Hour Customer Service

- TECHNOLOGY
  - Check Imaging
  - Internet Banking
  - Fully Automated Consumer Loan System
  - Windows Based Branch Automation System

                                STRATEGIC FOCUS
                               COMMERCIAL BANKING

==============================================================================


- CUSTOMER SEGMENT
  - Revenue up to $50 Million
  - Credit Needs Typically Under $10 Million
  - 700 Relationships
  - "Not-for-Profit" Niche


- EXPERIENCED STAFF
  - 17 Lenders
  - Most Formally Trained at Large Banks
  - Average Experience 21 Years

                                STRATEGIC FOCUS
                               COMMERCIAL BANKING

==============================================================================

- CREDIT CULTURE
  - Commercial Nonperforming Loans 0.26% of Portfolio at 03/02
  - Commercial Net Credit Losses 0.25% of Portfolio Over Past 5 Quarters

- TREASURY PRODUCTS
  - Full Complement of Image-Based, Internet Connected Cash Management Products
  - Six Cash Management Officers

                                STRATEGIC FOCUS
                               FINANCIAL SERVICES

==============================================================================

- INVESTMENT PRODUCTS
  - Mutual Fund and Annuity Sales Through Third Party Representatives
  - Licensed Branch Employee Program
  - Annual Pre-Tax Income Over $1.0 Million

- INVESTMENT ADVISORY SERVICES
  - Tyler Wealth Counselors, Inc.
  - Financial Planning and Estate Services
  - Directed at High Net Worth Customer
  - Annual Revenue Over $1.0 Million

                                STRATEGIC FOCUS
                               FINANCIAL SERVICES

==============================================================================

- INSURANCE
  - Commonwealth Insurance Advisors, Inc.
  - Joint Venture with The Elite Group
  - Insurance
  - Benefits Administration

- TRUST
  - Expected Trust License in 2002
  - Improves Product Offering to High Net Worth Customers
  - Back Office Outsourced Through INA Trust

                                   SUMMARY

==============================================================================

- POSITIVE EARNINGS MOMENTUM DRIVEN BY:
  - Growth of Consumer Loans, Commercial Loans, and Core Deposits
  - Expanding Net Interest Margin
  - Increasing Fee Income
  - Improving Productivity
  - Stable Credit Quality
  - Aggressive Capital Management

                                   SUMMARY

==============================================================================


- CLEARLY DEFINED STRATEGIES IN CORE BUSINESSES:
  - Consumer Banking
  - Commercial Banking
  - Financial Services

- SHARE PRICE PERFORMANCE REFLECTS PAST SUCCESS AND FUTURE PROSPECTS

==============================================================================

                          COMMONWEALTH BANCORP, INC.

                                ANNUAL MEETING
                                APRIL 16, 2002

                             "BUILDING MOMENTUM"